Clorox’s Vlahos and Willoughby Named to EVP-COO Roles

OAKLAND, Calif., Sept. 23, 2014 –The Clorox Company (NYSE: CLX) today announced the following promotions:

Nick Vlahos, 46, currently senior vice president – chief customer officer, has been promoted to executive vice president & chief operating officer – Household, Lifestyle and Core Global Functions, a position previously held by retiring EVP-COO George Roeth. In this role, Vlahos will have responsibility for the charcoal, Glad®, cat litter, food, Brita® and Burt’s Bees® business operating units. He will also have responsibility for the company’s marketing, sales, product supply and research & development functions.

Dawn Willoughby, 45, currently senior vice president and general manager for the company’s Cleaning Division, has been promoted to executive vice president & chief operating officer – Cleaning and International, a position previously held by CEO-elect Benno Dorer. As such, Willoughby will have responsibility for the laundry, home care, international and Canada business operating units.

Commenting on these promotions, Dorer said, “The board and executive management team’s strong succession planning has enabled us to name Dawn and Nick to these roles, ensuring continuity and a smooth transition. They are tremendously capable leaders with deep experience.

“In his 19 years of service, Nick has a strong track record as a leader in the company’s sales and marketing organizations, including his current role overseeing the company’s worldwide customer organization. He has led a number of businesses, including laundry, Brita and Burt’s Bees. During his time as general manager of Burt’s Bees he led the brand’s growth into more than 40 countries. Prior to Clorox, Nick launched his career at Helene Curtis.

“During her 13 years at Clorox, Dawn moved up the ranks into general management positions, including vice president – general manager roles for Home Care and subsequently for Glad Products, where she led the brand’s focus on sustainable waste management and break-through innovation. Since January 2013, Dawn has led the company’s largest reporting segment as vice president & general manager – Cleaning Division. Prior to Clorox, Dawn spent nine years with Procter & Gamble. In May 2013, Dawn was named one of the most influential women in the Bay Area by The San Francisco Business Times.”

These promotions follow the Sept. 18, 2014, announcement of Benno Dorer’s promotion to CEO, which is effective Nov. 20, 2014, and the decision of Executive Vice President & Chief Operating Officer – Lifestyle, Household and Global Operating Functions George Roeth (53) to retire from the company effective Jan. 2, 2015.

“George’s impact and leadership during his 27 years at Clorox has been immense,” said Executive Chairman-Elect Don Knauss. “As EVP and COO for Lifestyle, Household and Global Operating Functions, George has overseen development of the company’s world-class consumer insights capabilities, increased contributions of new products to company sales results and enhanced efficiency and capability in the company’s supply chain operations, among many other contributions. He has led the company’s strategy to transform the company into a more agile enterprise, to drive our business with greater speed and efficiency and focus the company on work that delivers the highest value to our consumers.”

“It’s an exciting time for Clorox,” Roeth said, “as the baton is passed to a new generation of leaders. It has been a privilege to work at such a great company with such a terrific group of people. I look forward to what the future holds and the next phase of my career, while assisting in a seamless transition at Clorox over the coming months.”

For additional biographical information and to download photos of Roeth, Vlahos and Willoughby, go to http://investors.thecloroxcompany.com/bios.cfm.

The Clorox Company

The Clorox Company is a leading multinational manufacturer and marketer of consumer and professional products with approximately 8,200 employees worldwide and fiscal year 2014 sales of $5.6 billion. Clorox markets some of the most trusted and recognized consumer brand names, including its namesake bleach and cleaning products; Pine-Sol® cleaners; Liquid Plumr® clog removers; Poett® home care products; Fresh Step® cat litter; Glad® bags, wraps and containers; Kingsford® charcoal; Hidden Valley® and KC Masterpiece® dressings and sauces; Brita® water-filtration products and Burt’s Bees® natural personal care products. The company also markets brands for professional services, including Clorox Healthcare®, HealthLink®, Aplicare® and Dispatch® infection control products for the healthcare industry. More than 80 percent of the company's brands hold the No. 1 or No. 2 market share positions in their categories. Clorox's commitment to corporate responsibility includes making a positive difference in its communities. In fiscal year 2014, The Clorox Company and The Clorox Company Foundation contributed more than $16 million in combined cash grants, product donations, cause marketing and employee volunteerism. For more information, visit TheCloroxCompany.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements involve risks and uncertainties. Except for historical information, matters discussed above, including statements about future volume, sales, costs, cost savings, earnings, cash flows, plans, objectives, expectations, growth or profitability, are forward-looking statements based on management’s estimates, assumptions and projections. Words such as “will,” “could,” “may,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations on such words, and similar expressions, are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed above. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, as updated from time to time in the company’s SEC filings. These factors include, but are not limited to: expectations or plans related to changes in leadership; risks related to international operations, including risks related to political instability; government-imposed price controls or other regulations; foreign currency exchange rate controls, including periodic changes in such controls, fluctuations and devaluations; labor unrest and inflationary pressures, particularly in Venezuela as well as Argentina, and other challenging markets; risks related to the possibility of nationalization, expropriation of assets or other government action in foreign jurisdictions, particularly in Venezuela and Argentina; intense competition in the company’s markets; worldwide, regional and local economic conditions and financial market volatility; volatility and increases in commodity costs such as resin, sodium hypochlorite and agricultural commodities, and increases in energy, transportation or other costs; the ability of the company to drive sales growth, increase price and market share, grow its product categories and achieve favorable product and geographic mix; dependence on key customers and risks related to customer consolidation and ordering patterns; costs resulting from government regulations; the ability of the company to successfully manage global political, legal, tax and regulatory risks, including changes in regulatory or administrative activity; supply disruptions and other risks inherent in reliance on a limited base of suppliers; the ability of the company to implement and generate anticipated cost savings and efficiencies; the success of the company’s business strategies; the impact of product liability claims, labor claims and other legal proceedings, including in foreign jurisdictions and the company’s litigation related to its discontinued operations in Brazil; the ability of the company to develop and introduce commercially successful products; risks relating to acquisitions, new ventures and divestitures and associated costs, including the potential for asset impairment charges, including intangible assets and goodwill; risks related to reliance on information technology systems, including potential security breaches, cyber-attacks or privacy breaches that result in the unauthorized disclosure of consumer, customer, employee or company information, or service interruptions; the company’s ability to attract and retain key personnel; the company’s ability to maintain its business reputation and the reputation of its brands; environmental matters including costs associated with the remediation of past contamination and the handling and/or transportation of hazardous substances; the impact of natural disasters, terrorism and other events beyond the company’s control; the company’s ability to maximize, assert and defend its intellectual property rights; any infringement or claimed infringement by the company of third-party intellectual property rights; the effect of the company’s indebtedness and credit rating on its operations and financial results; the company’s ability to maintain an effective system of internal controls; uncertainties relating to tax positions, tax disputes and changes in the company’s tax rate; the accuracy of the company’s estimates and assumptions on which its financial statement projections are based; the company’s ability to pay and declare dividends or repurchase its stock in the future; and the impacts of potential stockholder activism.

The company’s forward-looking statements in this press release are based on management’s current views and assumptions regarding future events and speak only as of their dates. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

Media Relations

Kathryn Caulfield (510) 271-7209, kathryn.caulfield@clorox.com

Aileen Zerrudo (510) 326-9737, aileen.zerrudo@clorox.com

Investor Relations

Steve Austenfeld (510) 271-2270, steve.austenfeld@clorox.com

Geoff Joly (510) 271-7412, geoff.joly@clorox.com